Prospectus Supplement	dated August 1,
2009

Putnam Europe Equity Fund Prospectus dated 10/30/08

In July 2009, Putnam Management and the Board of Trustees of the fund agreed, effective August 1, 2009, to replace the fund’s previous expense limitation with a new arrangement that (a) imposes a new limit on the fee payable under the investor servicing contract and (b) places a limit on other expenses of the fund.

The table of Total Annual Fund Operating Expenses in Fund summary – Costs associated with your investment is revised as follows to reflect projected expenses based on the new expense limitations and the fund’s current (6/30/09) asset level:

Total annual fund operating expenses* (expenses that are deducted from fund assets)

	Management	Distribution	Other
	fees	(12b-1) and	expenses^	Total annual fund
		service fees		operating expenses

Class A	0.80%	0.25%	0.52%	1.57%

Class B	0.80%	1.00%	0.52%	2.32%

Class C	0.80%	1.00%	0.52%	2.32%

Class M	0.80%	0.75%	0.52%	2.07%

Class R	0.80%	0.50%	0.52%	1.82%

Class Y	0.80%	N/A	0.52%	1.32%

* Reflects Putnam Management’s contractual obligation, from August 1, 2009 through at least July 31, 2010, to limit the fund’s investor servicing fees to an annual rate of 0.375% of the fund’s average net assets. Putnam Management has also contractually agreed, from Auguat 1, 2009 through July 31, 2010, to limit the fund’s other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets. For additional information regarding expense limitations, see Charges and Expenses in the Statement of Additional Information (SAI).

^ Includes estimated expenses attributable to the fund’s investments in other investment companies that the fund bears indirectly.

The table in Fund summary – How do these fees and expenses look in dollar terms? is replaced with the following:

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time

	1 year	3 years	5 years	10 years

Class A	$726	$1,042	$1,381	$2,335

Class B	$735	$1,024	$1,440	$2,468*

Class B (no redemption)	$235	$724	$1,240	$2,468*

Class C	$335	$724	$1,240	$2,656

Class C (no redemption)	$235	$724	$1,240	$2,656

Class M	$553	$976	$1,425	$2,666

Class R	$185	$573	$985	$2,137

Class Y	$134	$418	$723	$1,590

*Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

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At the same meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund. In addition, the proposed management contract would provide for the management fee to be adjusted higher or lower based on the fund’s performance relative to the MSCI Europe Index. See the fund’s SAI for additional information about the proposed management contract.

257662 - 08/09